Banking Premises and Equipment, Net	12 Months Ended
Dec. 31, 2011
Banking Premises and Equipment, Net [Abstract]
Banking Premises and Equipment, net

7.    Banking Premises and Equipment, net

A summary of the net carrying value of banking premises and equipment at December 31 is as follows:

	2011	2010

	(In thousands)

Land	$5,806	$5,806
Buildings	56,659	56,127
Leasehold improvements	46,202	45,812
Furniture, fixtures and equipment	91,424	83,278

Total acquisition cost	200,091	191,023

Accumulated depreciation and amortization	(129,481)	(121,579)

Total banking premises and equipment, net	$70,610	$69,444

Amounts charged to net occupancy expense for depreciation and amortization of banking premises and equipment amounted to $8.4 million, $8.7 million and $9.7 million in 2011, 2010 and 2009, respectively.

Hudson City has entered into non-cancelable operating lease agreements with respect to banking premises and equipment. It is expected that many agreements will be renewed at expiration in the normal course of business. Future minimum rental commitments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year are as follows:

Year	Amount

(In thousands)

2012	$9,516
2013	9,624
2014	9,511
2015	9,214
2016	9,010
Thereafter	92,723

Total	$139,598

Notes to Consolidated Financial Statements

Net occupancy expense included gross rental expense for bank premises of $11.8 million, $11.2 million, and $10.4 million in 2011, 2010, and 2009, respectively, and rental income of $340,000, $334,000, and $356,000 for the respective years.